UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 16, 2024

Liberty Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38081	81-4891595
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
950 17th Street, Suite 2400
Denver, Colorado 80202
(Address and Zip Code of Principal Executive Offices)
(303) 515-2800
(Registrant’s Telephone Number, Including Area Code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Class A Common Stock, par value $0.01	LBRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report on Form 8-K, on April 16, 2024, at Liberty Energy Inc.’s (the “Company”) annual meeting of stockholders (the “Annual Meeting”), the Company’s stockholders approved the Liberty Energy Inc. Amended and Restated Long Term Incentive Plan (the “Amended and Restated Long Term Incentive Plan”). A description of the material terms of the Amended and Restated Long Term Incentive Plan is included under the heading “Proposal 4 – Approval of an Amendment and Restatement of the Company’s Long Term Incentive Plan” in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission (the “Commission”) on March 7, 2024 (the “Proxy Statement”). Such description is qualified in its entirety by reference to the full text of the Amended and Restated Long Term Incentive Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The voting results for each proposal considered at the Annual Meeting are set forth below. The proposals are described in more detail in the Proxy Statement.
Proposal 1: Election of three directors.
The three individuals listed below were elected as Class II directors of the Company at the Annual Meeting to serve for a term of three years. Voting results for each director were as follows:

Names	For	Withheld	Broker Non-Votes
Ken Babcock	71,992,538	76,423,070	5,397,822
Audrey Robertson	101,101,514	47,314,094	5,397,822
Christopher A. Wright	113,388,032	35,027,576	5,397,822
Pursuant to the Company’s Corporate Governance Guidelines (the “Governance Guidelines”), a director nominee must tender a conditional offer of resignation subject to acceptance by the Company’s Board of Directors (the “Board”) in the event the director receives more “withheld” votes than votes “for” in an uncontested election. Mr. Babcock received more votes “withheld” than “for” his re-election and, accordingly, tendered his conditional offer of resignation (the “Resignation”) to the Nominating and Governance Committee (the “Committee”) following the Annual Meeting.

The Committee considered whether to recommend that the Board accept Mr. Babcock’s Resignation. Mr. Babcock has served as a director of the Company since 2018. The Committee believes that Mr. Babcock has contributed significantly to the meetings of the Board and to the oversight and governance of the Company during his tenure. In addition, the Committee and the Board value Mr. Babcock’s institutional knowledge, industry expertise, senior management experience and familiarity with the Company and its business. Accordingly, after due deliberation, the Committee determined that Mr. Babcock’s continued service on the Board is in the best interests of the Company and its stockholders and recommended that the Board not accept the Resignation. After discussion, the Board agreed with the Committee’s recommendation and determined not to accept the Resignation. Mr. Babcock did not participate in discussions of the Committee or the Board regarding his Resignation.

The Committee and the Board also reviewed the underlying reasons for Mr. Babcock not receiving a greater number of votes “for” than votes “withheld” for his re-election, including a recommendation from a proxy advisory firm to withhold votes based on its disagreement with the Company’s classified Board structure and a two-thirds stockholder vote to approve amendments to its certificate of incorporation or bylaws (the “Supermajority Provisions”). Based on this feedback, the Company intends to submit a proposal for consideration at the 2025 Annual Meeting of Stockholders to declassify the Board and to remove the Supermajority Provisions.
Proposal 2: Advisory vote on the compensation of the named executive officers.
Voting results with respect to the advisory vote on the compensation of the named executive officers were as follows:

For	Against	Abstentions	Broker Non-Votes
145,842,406	2,301,691	271,511	5,397,822

Proposal 3: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2024.
Voting results with respect to the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2024 were as follows:

For	Against	Abstentions	Broker Non-Votes
152,653,410	1,034,957	125,063	0
Proposal 4: Approval of an amendment and restatement of the Company’s Long Term Incentive Plan.
Voting results with respect to the approval of an amendment and restatement of the Company’s Long Term Incentive Plan were as follows:

For	Against	Abstentions	Broker Non-Votes
109,155,115	38,998,086	262,407	5,397,822

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. These forward-looking statements are identified by their use of terms and phrases such as “may,” “expect,” “estimate,” “outlook,” “project,” “plan,” “position,” “believe,” “intend,” “achievable,” “forecast,” “assume,” “anticipate,” “will,” “continue,” “potential,” “likely,” “should,” “could,” and similar terms and phrases. However, the absence of these words does not mean that the statements are not forward-looking. Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, we do not undertake any obligation and expressly disclaim any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

(d)Exhibits.

Exhibit No.		Description

10.1	*
Liberty Energy Inc. Amended and Restated Long Term Incentive Plan (attached as Annex A to the registrant’s Definitive Proxy Statement on Schedule 14A (File No. 001-38081) filed with the Commission on March 7, 2024)

104		Cover Page Interactive Data File (formatted as Inline XBRL)

* Such exhibit has heretofore been filed with the Commission as part of the filing indicated and is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2024	LIBERTY ENERGY INC.

	By:	/s/ R. Sean Elliott
	Name:	R. Sean Elliott
	Title:	Chief Legal Officer and Corporate Secretary